SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 17, 2001
                                                 ---------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8
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             (Exact name of registrant as specified in its charter)


      California                     333-76435                   33-0761519
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         WNC Housing Tax Credit Fund VI, L.P., Series 8 ("Series 8") has acquired a limited partnership interest in United Development Co., L.P. - 98.0, a Tennessee limited partnership (the "Local Limited Partnership" or "UNITED"). UNITED owns the Seniors First homes in Memphis, Tennessee.

         The following table contains information concerning UNITED and Seniors First homes:

----------------------------------------------------------------------------------------------------------------------
                                                                                                          LOCAL
                                                                                                          LIMITED
                                         ACTUAL OR                                                        PARTNER-
                                         ESTIMATED    ESTIMATED                              PERMANENT    SHIP'S
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     ANTICIPATED
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
UNITED        Seniors       Memphis      June         $5,383,000   101 3BR       $522-$600   $1,883,002   $4,614,400
              First         (Shelby      2002                      Homes                     STB (2)
                            County),
              101 homes     Tennessee
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

(1) Low Income Housing Credits are available over a 10-year period. In the first credit year, Series 8 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 8 was a limited partner of the Local Limited Partnership, and during which the Seniors First homes were completed and in service.

(2) South Trust Bank will provide the first mortgage loan for a term of 30 years at an annual interest rate equal to 3.5% plus the yield on U.S. Treasury obligations maturing closest to the date which is 15 years after the loan commencement date. Principal and interest will be payable monthly based on a 30-year amortization schedule.

Memphis (United): Memphis is in Shelby County, Tennessee at the intersection of Interstate Highways 40 and 55. The population is approximately 610,000. Some of the major employers for Memphis residents are Federal Express Corporation, the U.S. Government, and the Memphis City Board of Education.

-----------------------------------------------------------------------------------------------------------------
                                          LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                     GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL      PROPERTY     PARTNERS'      RATIOS:         SALE OR REFINANCING  SERIES 8's CAPITAL
PARTNERSHIP     PARTNERS     MANAGER (1)  FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------
UNITED          Harold E.    Buehler      $265,000       Series 8: 15%,  99.98/.01/.01        $3,483,173
                Buehler,     Enterprises,                but not less    20/80
                Sr. and      Inc.                        than $5,000
                Jo Ellen                                 LGP: 70% of
                Buehler                                  the balance
                                                         The balance:
                                                         10/90
--------------- ------------ ------------ -------------- --------------- -------------------- -------------------

(1) The Local General Partners are authorized to employ either themselves or one of their affiliates, or a third party, as property manager for leasing and management of the Seniors First homes. The maximum annual management fee payable to the property manager is determined pursuant to market conditions.

(2) The Local Limited Partnership will pay its Local General Partners or an affiliate of its Local General Partners fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 8 and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee.

                                       2

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 8,
(ii) WNC Housing, L.P., an affiliate of the sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests in any net cash proceeds from sale or refinancing of the Seniors First homes, after payment of the mortgage loan and other Local Limited Partnership obligations, of (i) Series 8 and (ii) the Local General Partners.

(6) Series 8 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations have been fulfilled.

Item 7.  Financial Statements and Exhibits

         a.      Financial Statements of Businesses Acquired

                 Inapplicable.

         b.      Proforma Financial Information*

         c.      Exhibits

         10.1 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 98.0
         -----------------
         *To be filed upon availability if necessary.























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 8

Date: May 22, 2001              By:    WNC &  Associates, Inc.,
                                        General Partner

                                        By:    /s/ DAVID N. SHAFER
                                               -------------------
                                               David N. Shafer,
                                               Executive Vice President

                                  EXHIBIT INDEX

     Exhibit
     Number      Description

     10.1 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 98.0